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                                                                       EXHIBIT 1

                                                             KLN&F Draft 8/12/97

                                3,600,000 SHARES

                            KENDLE INTERNATIONAL INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                 [_______], 1997

LEHMAN BROTHERS INC.
J.C. BRADFORD & CO.
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Dear Sirs:

                  Kendle International Inc., an Ohio corporation (the "Company"), and certain shareholders of the Company named in Schedule 2 hereto (the "Selling Shareholders"), propose to sell an aggregate of 3,600,000 shares (the "Firm Stock") of the Company's common stock, no par value per share (the "Common Stock"). Of the 3,600,000 shares of the Firm Stock, 3,000,000 are being sold by the Company and 600,000 by the Selling Shareholders. In addition, the Company proposes to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 540,000 shares of the Common Stock on the terms and for the purposes set forth in Section 5 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters.

                  1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                           (a) A registration statement on Form S-1 (No. 333-30581), including Amendments No. 1, [____] thereto, with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and




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         Regulations") of the Securities and Exchange Commission (the
         "Commission") thereunder, (ii) been filed with the Commission under the Securities Act, and (iii) become effective under the Securities Act; a final prospectus is now proposed to be filed with the Commission. Copies of such registration statement, Amendments No. 1, [___] thereto and the form of such final prospectus have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement or amendments thereof before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations with any changes thereto made by the Company with the consent of the Representatives. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. "Rule 462(b) Registration Statement" means a registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the offering covered by the Registration Statement.

                           (b) The Registration Statement conforms, and any Rule 462(b) Registration Statement and the Prospectus and any post-effective amendments or supplements to the Registration Statement or the Prospectus when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (as to the Prospectus, in light of the circumstances under which they were made) not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

                           (c) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing (or the local law equivalent) under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing (or the local law equivalent) as foreign corporations in each jurisdiction in which their

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         respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries (taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement.

                           (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                           (e) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

                           (f) This Agreement has been duly authorized, executed and delivered by the Company.

                           (g) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and the amendment of the Company's charter and the transactions each of which are described in the Registration Statement and the Prospectus under the caption "Termination of S Corporation Status" (hereinafter, the "Reorganization") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, code of regulations or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and the Rules and Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934 (the "Exchange Act") and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or

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         body is required for the execution, delivery and performance of this
         Agreement by the Company and the consummation of the transactions contemplated hereby and the Reorganization, other than such actions as are contemplated in the Prospectus or such actions as have already been taken.

                           (h) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                           (i) Except as described in the Registration
         Statement, (i) the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act and (ii) there is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or of any subsidiary or any security or other instrument that by its terms is convertible into exercisable for, or exchangeable for capital stock of the Company.

                           (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus nor has the Company incurred or undertaken any liability or obligation, direct or contingent, that are material to the Company except for liabilities or obligations (i) incurred or undertaken in the ordinary course of business or (ii) described in the Registration Statement, and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Prospectus.

                           (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (i) present fairly

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         the information shown therein, (ii) have been prepared in accordance with the applicable requirements of Rule 11-02 of the Rules and Regulations, (iii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iv) have been properly compiled on the basis described therein and the assumptions used in the preparation of the pro forma financial statements and other pro forma information (including the notes thereto) and included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                           (l) Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in
         Section 9(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                           (m) The Company and each of its subsidiaries do not own any real property. The Company and each of its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                           (n) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                           (o) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses. The Company has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others, nor, to the best of the Company's knowledge is there an infringement by others of such rights of the Company which would result in a material adverse effect on the stockholders' equity, assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                           (p) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or

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         assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                           (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

                           (r) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

                           (s) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

                           (t) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                           (u) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

                           (v) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in

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         the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                           (w) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                           (x) Neither the Company nor any of its subsidiaries
         (i) is in violation of its charter, code of regulations or by-laws,
         (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business where such violation or failure would have a Material Adverse Effect. Each such indenture, mortgage, deed of trust, loan agreement, lease license or other agreement is in full force and effect.

                           (y) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                           (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak,

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         emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local state, federal and foreign laws or regulations with respect to environmental protection.

                           (aa) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                           (bb) The Company and each of its subsidiaries possess such permits, licenses, approvals, consents, orders and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, court, department, commission or any board, bureau, review board or similar organization (collectively, "Authority") necessary to conduct the business now operated by them, except where the failure to possess the same would not, singly or in the aggregate, have a Material Adverse Effect; the Company and each of its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                           (cc) The Company and each of its subsidiaries are in compliance with all applicable laws, statutes, ordinances, rules regulations, injunctions or decrees, certificates of need, or any other published requirements or mandatory policies of any Authority (collectively, "Laws") of any applicable jurisdiction, the enforcement of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any written notice from any Authority to the effect that the Company or any subsidiary is not in compliance with any Laws, nor that the Company or any subsidiary is the subject or target of any investigation with respect to any violation or possible violation of any Laws, the violation of or non-compliance with which would reasonably be expected to have a Material Adverse Effect.

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                           (dd) The Company has been advised that the Common
         Stock (including the Stock) has been approved for quotation on the Nasdaq National Market, upon official notice of issuance thereof, with trading scheduled to begin at the Effective Time, or at such later time as the Underwriters may request.

                  2. Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally represents, warrants and agrees that:

                           (a) Such Selling Shareholder has, and immediately
                  prior to the First Delivery Date (as defined in Section 5 hereof) will have, good and valid title to the shares of Stock to be sold by such Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                           (b) Such Selling Shareholder has full right, power
                  and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby.

                           (c) The Registration Statement and the Prospectus and
                  any further amendments or supplements to the Registration Statement or the Prospectus when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not

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                  misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

                           (d) Such Selling Shareholder has no reason to believe
                  that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

                           (e) Such Selling Shareholder has not taken and will
                  not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

                  3. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 3,000,000 shares of the Firm Stock and each Selling Shareholder hereby agrees to sell the number of shares of the Firm Stock set forth opposite his or her name in Schedule 2 hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Shareholder, that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company, and by each Selling Shareholder, as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

                  In addition, the Company grants to the Underwriters an option to purchase up to 540,000 shares of Option Stock. Such option is granted solely for the purpose of covering overallotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters

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in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be [$_____] per share.

                  The Company and the Selling Shareholders shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

                  4. Offering of Stock by the Underwriters.

                  Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

                  5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the offices of Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, at 10:00 A.M., New York City time, on the third full business day following the Effective Date or at such other date or place as shall be determined by agreement between the Representatives, the Company and the Selling Shareholders. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Shareholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Shareholders of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Shareholders shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

                  At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 3 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

                  Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

                  6. Further Agreements of the Company.   The Company agrees:

                           (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                           (b) To furnish promptly to each of the
         Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                           (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement) and any Rule 462(b) Registration Statement and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                           (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

                           (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld or delayed;

                           (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                           (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange (or the Nasdaq National Market if the Common Stock is so listed thereon) or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                           (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                           (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell, grant any option to purchase or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or waive the restrictions on sale contained in any agreement or award letter to which the options or shares of Common Stock of any officer or director of the Company are subject without the prior written consent of Lehman Brothers Inc. on behalf of the Representatives; and to cause each person that was a shareholder of the Company prior to the issuance of the Stock to be sold hereunder to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel to the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell, grant any option to purchase or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. on behalf of the Representatives;

                           (j) Prior to the Effective Date, to apply for the inclusion of the Stock on the Nasdaq National Market and to use its best efforts to complete that inclusion, subject only to official notice of issuance or the effectiveness of the Registration Statement and evidence of satisfactory distribution, prior to the First Delivery Date;

                           (k) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representatives a signed copy of each report on Form SR filed by it with the Commission;

                           (l) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

                           (m) To comply with all registration, filings and reporting requirements of the Exchange Act, which may from time to time be applicable to the Company and to comply with all provisions of all undertakings contained in the Registration Statement; and

                           (n) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  7. Further Agreements of the Selling Shareholders. Each Selling Shareholder agrees:

                           (a) For a period of 180 days from the date of the
                  Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Stock), without the prior written consent of Lehman Brothers Inc.

                           (b) That the Stock to be sold by such Selling
                  Shareholder hereunder is subject to the interest of the Underwriters and that the obligations of such Selling Shareholder hereunder shall not be terminated by any act of such Selling Shareholder, by operation of law, by the death or incapacity of such Selling Shareholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

                           (c) To deliver to the Representatives prior to the
                  First Delivery Date a properly completed and executed United States Treasury Department Form W-9.

                  8. Expenses. (1) The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities

------------
     1 Expenses could be be borne entirely by the Company, instead of by the Company and the Selling Shareholders in proportion to the shares to be sold by each, if determined by the Company's Board of Directors.

Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement;
(d) the costs of printing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the stock; (e) the filing fees and expenses (including related fees and expenses of counsel to the Underwriters) incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other related fees; (g) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters, which fees shall not exceed $15,000); (h) the fees and expenses of any transfer agent or registrar for the Stock; and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters and the Selling Shareholders shall pay the fees and expenses of their counsel and any transfer taxes payable in connection with their respective sales of Stock to the Underwriters and reimburse the Company for their pro rata share of the fees and expenses paid by the Company in connection with the offering of the Stock.

                  9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to each of the following additional terms and conditions:

                           (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a) hereof, and the Representatives shall have received notice thereof, not later than the first full business day next following the date of this Agreement or such later date as shall be consented to in writing by the Representatives; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                           (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of Kramer, Levin, Naftalis & Frankel, counsel for the Underwriters, is material or omits to state a fact which in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                           (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (d) Keating, Muething & Klekamp P.L.L. shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                                    (i) The Company and each of its subsidiaries
                  have been duly incorporated and are validly existing as corporations in good standing (or the local law equivalent) under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing (or the local law equivalent) as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                                    (ii) The Company has an authorized
                  capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, nonassessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                    (iii) Other than as set forth in the
                  Prospectus, there are (A) no preemptive or other rights to subscribe for or to purchase the capital stock of the Company arising under the Ohio General Corporation Law, or, to the knowledge of such counsel, otherwise, (B) to the knowledge of such counsel no outstanding options, warrants or other rights calling for the issuance of any share of capital stock of the Company or other instrument that by its terms is convertible into, exercisable for or exercisable for capital stock of the Company, and no rights, by contract or otherwise, to require registration under the Securities Act of shares of Stock, and
                  (C) no restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                                    (iv) To the best of such counsel's knowledge
                  and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries (taken as a whole); and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                                    (v) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                                    (vi) The shares of Stock being delivered on
                  such Delivery Date have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable; and the shares of Stock being delivered on such Delivery Date conform to the description thereof contained in the Prospectus under the caption "Description of Capital Stock". Upon delivery of the payment for the Stock to be sold by the Company to the Underwriters pursuant to this Agreement, each Underwriter (assuming that it acquires such Shares without notice of any adverse claim, as such term is used in Section 8-302 of the Uniform Commercial Code in effect in the State of New York) will acquire good and marketable title to the Stock so sold and delivered to it, free and clear of all liens, pledges, charges, claims, security interests, restrictions on transfer, agreements or other defects of title whatsoever (other than those resulting from any action taken by such Underwriter);

                                    (vii) The Registration Statement, including
                  any Rule 462(b) Registration Statement, was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                    (viii) The Registration Statement, including
                  any Rule 462(b) Registration Statement, and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                                    (ix) All descriptions in the Prospectus of
                  contracts and other documents to which the Company or any of its subsidiaries is a party are accurate as summaries in all material respects. To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

                                    (x) To the best of such counsel's knowledge,
                  there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

                                    (xi) The Common Stock (including the Stock)
                  is duly authorized for listing on the Nasdaq National Market, subject only to official notice of issuance;

                                    (xii) Except for the registration of the
                  Stock under the Securities Act and such consents, approvals, authorizations, registrations and qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the consummation of the Reorganization; and the Reorganization has been consummated;

                                    (xiii) The issue and sale of the shares of
                  Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby and the Reorganization will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, code of regulations, or by-laws of the Company or any of its subsidiaries, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and the Rules and Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and the Reorganization;

                                    (xiv) To the best of such counsel's
                  knowledge, neither the Company nor any subsidiary of the Company is in violation of its charter, code of regulations or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material contract or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement;

                                    (xv) To the best of such counsel's
                  knowledge, the Company and its subsidiaries are in compliance in all material respects with all applicable and material laws, statutes, injunctions or decrees, certificates of need, ordinances, rules or regulations of any Authority of any applicable jurisdiction except as reflected in the Prospectus or where the failure to comply would not have a Material Adverse Effect; and

                                    (xvi) The Company is not, and upon the
                  issuance and sale of the Stock as contemplated in the Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                           In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Ohio and the General Corporation Law of the State of Delaware; and (ii) in respect of matters of fact, rely upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such certificates. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company on certain other matters and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement, as of the Effective Date and as of such Delivery Date, contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date and as of such Delivery Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions "Shares Eligible for Future Sale" and "Description of Capital Stock," insofar as such statements relate to the Stock and concern legal matters.

                            (e) Keating, Muething & Klekamp, P.L.L. shall have
furnished to the Representatives their written opinion, as counsel to the Selling Shareholders, addressed to the Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                                    (i) Each Selling Shareholder has full right,
                           power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by each Selling Shareholder and the consummation by each Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Shareholder is a party or by which any Selling Shareholder is bound or to which any of the property or assets of any Selling Shareholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any Selling Shareholder or the property or assets of any Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by any Selling Shareholder and the consummation by any Selling Shareholder of the transactions contemplated hereby;

                                    (ii) This Agreement has been duly executed
                           and delivered by each Selling Shareholder;

                                    (iv) Immediately prior to the First Delivery
                           Date, each Selling Shareholder had good and valid title to the shares of Stock to be sold by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Shareholder hereunder; and

                                    (v) Good and valid title to the shares of
                           Stock to be sold by each Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters.

                  In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Ohio and the General Corporation Law of the State of Delaware and (ii) in rendering the opinion in Section 9(e)(iv) above, rely upon a certificate of each Selling Shareholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by such Selling Shareholder, provided that such counsel shall furnish copies thereof to the Representatives and state that they believe that both the Underwriters and they are justified in relying upon such certificate. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the First Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to each Selling Shareholder on a regular basis and has acted as counsel to each Selling Shareholder in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to any Selling Shareholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to any Selling Shareholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

                           (f) The Representatives shall have received from Kramer, Levin, Naftalis & Frankel, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                           (g) At the time of execution of this Agreement, the Representatives shall have received from Coopers & Lybrand L.L.P. a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                           (h) At each such Delivery Date, the Representatives shall have received from Coopers & Lybrand L.L.P. a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the letter furnished pursuant to clause (g) of this Section 9 and (iii) confirming in all material respects the conclusions and findings set forth in the letter furnished pursuant to clause (g) of this Section 9.

                           (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its chief financial officer stating that:

                                    (i) The representations, warranties and
                  agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(k) have been fulfilled; and

                                    (ii) They have carefully examined the
                  Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (as to the Prospectus, in light of the circumstances under which they were made), and
                  (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                           (j) Each Selling Shareholder shall have furnished to the Representatives on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, such Selling Shareholder stating that the representations, warranties and agreements of such Selling Shareholder contained herein are true and correct as of the First Delivery Date and that such Selling Shareholder has complied with all agreements contained herein to be performed by such Selling Shareholder at or prior to the First Delivery Date.

                           (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion flood, or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (l) The Nasdaq National Market shall have approved the Stock for inclusion subject only to official notice of issuance or effectiveness of the Registration Statement and evidence of satisfactory distribution.

                           (m) The National Association of Securities Dealers, Inc., upon review of the terms of the underwriting arrangements for the public offering of the Stock, shall have raised no objection thereto.

                           (n) Prior to any Delivery Date, the Company shall have furnished to the Representatives such other information, certificates and documents as they may reasonably request.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  10. Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                   (b) The Selling Shareholders, severally in proportion to the number of shares of Stock to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Selling Shareholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

                  (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the

Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

                  (d) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure; and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnifying party, otherwise than under this Section
10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Selling Shareholders under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Selling Shareholders. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or

(ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), unless guilty of a fraudulent misrepresentation (within the meaning of Section 11(F) of the Securities Act), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

                  (f) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of, and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  11. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in
Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Shareholders for damages caused by its default.

If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                  12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Shareholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(i) or 9(j) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

                  13. Reimbursement of Underwriters' Expenses. If the Company or any Selling Shareholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (o) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention:
         Syndicate Department (Fax: 212-526- 6588), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

                           (p) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Timothy Mooney (Fax:
         513-562-1797), with a copy to Keating, Meuthing & Klekamp, P.L.L. 1800 Provident Tower, One East Fourth Street, Cincinnati, Ohio 45202,
         Attention: William J. Keating, Jr.;

                            (c) if to any Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at the address set forth on Schedule 2 hereto;

provided, however, that any notice to an Underwriter pursuant to Section 10(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

                  15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in
Section 10(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                  19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                      [Balance of Page Intentionally Blank]

                  If the foregoing correctly sets forth the agreement of the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      KENDLE INTERNATIONAL INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      The Selling Shareholders:


                                      By:
                                         ---------------------------------------
                                      Name:  Candace Kendle Bryan


                                      By:
                                         ---------------------------------------
                                      Name:  Christopher C. Bergen

Accepted:

LEHMAN BROTHERS INC.
J.C. BRADFORD & CO.
For themselves and as Representatives
of the Several Underwriters named
in Schedule 1 hereto

         By LEHMAN BROTHERS INC.

                  By
                     ------------------------------
                       Authorized Representative

                                   SCHEDULE 1
                                   ----------

Number of
Underwriter                                                             Shares
-----------

Lehman Brothers Inc. . . . . . . . . . . . . . . . . . . .
J.C. Bradford & Co.. . . . . . . . . . . . . . . . . . . .

     Total

                                   SCHEDULE 2
                                   ----------

  Name and Address                                        Number of Shares
of Selling Shareholder                                     of Firm Stock
----------------------                                     -------------

Candace Kendle Bryan...................................................
Address:

Christopher C. Bergen..................................................
Address:

         Total